Fees Summary	Apr. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 136,078,961.76
Previously Paid Amount	0
Total Fee Amount	20,833.69
Total Offset Amount	0
Net Fee	$ 20,833.69